UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 19, 2021

GROVE, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-40535	83-3378978
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1710 Whitney Mesa Drive Henderson, NV 89014
(Address of principal executive offices)

(701) 353-5425
(Registrant’s telephone number, including area code)

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement.

Equity Interest Purchase Agreement

Effective October 19, 2021, Grove Inc., a Nevada corporation (the “Company” or “Buyer”) entered into an Equity Interest Purchase Agreement (the “Agreement”) with Gyprock Holdings LLC, a Delaware limited liability company, MFA Holdings Corp., a Florida corporation and Sherwood Ventures, LLC, a Texas limited liability company (each a “Seller” and collectively called “Sellers”). The Sellers own all the membership interests in Interactive Offers, LLC, a Delaware limited liability company (“Interactive”). The Company’s CEO and Chairman, Allan Marshall, is the controlling stockholder and the president of MFA Holdings Corp. MFA Holdings Corp. owns twenty percent of the outstanding membership interests in Interactive. Interactive provides programmatic advertising with its SAAS platform which allows for programmatic advertisement placement automatically on any partners’ sites from a simple dashboard.

Pursuant to the terms and conditions of the Agreement, the Company agreed to purchase all the outstanding membership interests of Interactive (the “Transaction”). The purchase price for the sale is $6,100,000, which consists of 666,667 shares of common stock of the Company (the “Shares”) and a cash payment of $2,100,000. The purchase price shall be reduced by the amount in which the Net Working Capital (as defined in the Agreement) at the closing date of the Transaction (the “Closing Date”) is below $100,000.

Additionally, Sellers will be paid up to an additional cash payment of $600,000 in the form of an earnout payment based on certain revenue milestone in accordance with and subject to the terms and conditions of the Agreement. Sellers are prohibited from transferring, assigning, or selling any of the Shares for a period of twelve months from the Closing Date.

The assertions embodied in those representations and warranties were made solely for purposes of the Agreement and are not intended to provide factual, business, or financial information about the Buyer and Sellers. Moreover, some of those representations and warranties (i) may not be accurate or complete as of any specified date, (ii) may be subject to a contractual standard of materiality different from those generally applicable to shareholders or different from what a shareholder might view as material, (iii) may have been used for purposes of allocating risk among the Buyer and Sellers, rather than establishing matters as facts, or (iv) may have been qualified by certain disclosures not reflected in the Agreement that were made to the other party in connection with the negotiation of the Agreement and generally were solely for the benefit of the parties to that agreement. The Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that has been, is or will be contained in, or incorporated by reference into, documents that the Company files with the SEC.

Employment Agreements

On October 19, 2021, Interactive entered into employment agreements with Rafael Pereira, Joseph Lombas and Wesley DeSouza to serve as executives of Interactive for a monthly salary of $12,500, subject to certain adjustments. The term of these employment agreements is initially one year (the “Minimum Term”) and shall continue unless written notice of termination is given by either party at least 30 days in advance. If either employment agreement is terminated by Interactive without cause or by the executive for good reason (as defined therein), then the executive will be entitled to receive the executive’s salary for the remainder, if any, of the calendar month in which such termination is effective and for the shorter of (i) twelve (12) consecutive months thereafter, or (ii) until the end of the Minimum Term. The employment agreements also contain customary work product, confidentiality, non-competition, and non-solicitation provisions.

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Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

The Transaction closed on October 19, 2021. The information provided in Item 1.01 of this Current Report on Form 8-K related to the Agreement is incorporated by reference into this Item 2.01.

Section 8 – Other Events

Item 8.01 Other Events.

On October 20, 2021, the Company issued a press release announcing its entry into the Agreement and the closing of the Transaction, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information in Item 8.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Report in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited financial statements of the Seller required pursuant to this Item 9.01(a) will be filed by amendment within 71 calendar days after the date that this Current Report on Form 8-K was required to be filed.

(b)	Pro Forma Financial Information

The pro forma financial information required pursuant to this Item 9.01(b) will be filed by amendment within 71 calendar days after the date that this Current Report on Form 8-K was required to be filed.

Exhibit No.	Exhibit Description
2.1	Equity Interest Purchase Agreement, dated October 19, 2021, by and among Grove, Inc., Gyprock Holdings LLC, MFA Holdings Corp. and Sherwood Ventures, LLC.
10.1	Employment Agreement, dated as of October 19, 2021, by and between Interactive Offers, LLC, and Rafael Pereira.
10.2	Employment Agreement, dated as of October 19, 2021, by and between Interactive Offers, LLC, and Joseph Lombas.
10.3	Employment Agreement, dated as of October 19, 2021, by and between Interactive Offers, LLC, and Wesley De Souza.
99.1	Press Release issued by Grove, Inc., dated October 20, 2021.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROVE, INC.

Dated: October 21, 2021	/s/ Andrew J. Norstrud
Name: Andrew J. Norstrud
Title: Chief Financial Officer

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